SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2000
                                                        (November 10, 2000)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


             0-10592                                        14-1630287
        --------------------------               ---------------------------
         (Commission File Number)           (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311





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TrustCo Bank Corp NY


Item 5.        Other Events

               A press release was issued on November 9, 2000, naming TrustCo Bank Corp NY ranks 22nd among 10,000 U.S. based companies in annual growth rate of dividends according to the Moodys Handbook of Dividend Achievers, 2000 Edition. Attached is the press release labeled as exhibit 99(a).




Item 7         (c) Exhibits


               Reg S-K Exhibit No.      Description
                     99(a)              Press  release dated  November 9, 2000
                                        naming  TrustCo Bank Corp NY ranks 22nd
                                        among  10,000 U.S.  based companies in
                                        annual growth rate of dividends
                                        according  to the Moody's  Handbook of
                                        Dividend Achievers, 2000 Edition.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 9, 2000

                                                 TrustCo Bank Corp NY
                                                 (Registrant)


                                                 By:/s/ Robert T. Cushing
                                                        Robert T. Cushing
                                                        Vice President and
                                                        Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                              Page
__________________         ____________________________         __________
         99(a)             Press release dated November 9,            5
                           2000 naming TrustCo Bank Corp NY
                           ranks 22nd among 10,000 U.S. based
                           companies in annual growth rate of
                           dividends according to the Moody's
                           Handbook of Dividend Achievers,
                           2000 Edition.


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

                                                            Exhibit 99(a)

TRUSTCO
Bank Corp NY                                      News Release
_________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                     NASDAQ -- TRST
             Trustco Savings Bank

                William F. Terry
                Senior Vice President and Secretary
                518-381-3611


FOR IMMEDIATE RELEASE:


                           TrustCo Bank Corp NY Named
                      Dividend Achiever in National Survey


Schenectady, New York - November 9, 2000 - TrustCo Bank Corp NY ranks 22nd among
     10,000 U.S. based companies in annual growth rate of dividends according to the Moody's Handbook of Dividend Achievers, 2000 Edition.

     In a letter to the bank, the publication's President noted, "Your achievement of increased dividend payments over ten consecutive years is distinctively noteworthy."

     The dividend Achievement Award comes on top of other recent performance recognition for TrustCo, including being 12th in the country for Return on Equity and 5th for Efficiency Ratio.

     TrustCo Bank Corp NY is the largest independently owned and managed bank in the Capital Region, with 54 locations and $2.4 billion in assets.


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